Exhibit 99.1

Clearwater Analytics Announces Fourth Quarter and

Full Year 2021 Financial Results

Q4 2021 Revenue of $69.8 million, up 27% year-over-year

Full Year 2021 Revenue of $252.0 million, up 24% year-over-year

Q4 2021 Gross Revenue Retention Rate of 98%; Net Revenue Retention Rate of 111%

BOISE, Idaho — March 2, 2022 — Clearwater Analytics Holdings, Inc. (NYSE: CWAN) (“Clearwater Analytics” or the “Company”), an industry-leading SaaS solution for automated investment data aggregation, reconciliation, accounting, and reporting, announced today its financial results for the quarter and year ended December 31, 2021.

	Fourth Quarter 2021	Full Year 2021
Revenue	$69.8 million	$252.0 million
Year-over-Year Revenue Growth %	27.4%	24.0%
Annualized Recurring Revenue (ARR)[1]		$277.8 million
Year-over-Year ARR Growth %		26.3%
Net Income (Loss)[2]	$0.1 million	$(8.1) million
Net Income/(Loss) Margin %	0.2%	(3.2%)
Adjusted EBITDA	$20.1 million	$72.7 million
Adjusted EBITDA Margin %	28.8%	28.8%
1ARR is a point in time metric, therefore fourth quarter 2021 and full year 2021 results are the same.
[2]Net loss in full year 2021 included a $10.3 million loss on debt extinguishment in third quarter 2021.

“Clearwater Analytics had an extremely strong quarter as we continue to enable our clients to grow faster. Clients are choosing our SaaS platform to provide them with the freedom to invest in new asset classes and geographies and to acquire new books of business, all without dramatically increasing operational expenses,” said Sandeep Sahai, Chief Executive Officer, Clearwater Analytics. “We are pleased that our fourth quarter and full year 2021 results continue the consistent, reliable, and durable growth trend we have achieved over the last several years. We continue to expand into international markets, as evidenced by the signing of Athora, an acquisitive global insurance company. Of the more than 100 new clients added in 2021, nearly 45% left a legacy competitor, further demonstrating the differentiation of our single instance, multi-tenant cloud-native platform in the market.”

Fourth Quarter 2021 Financial Results Summary

•
Revenue: Total revenue for the fourth quarter of 2021 reached $69.8 million, an increase of 27.4%, from $54.8 million in the fourth quarter of 2020.
•
Gross Profit: Gross profit for the fourth quarter of 2021 was $49.6 million compared with $40.7 million in the fourth quarter of 2020. Gross margin was 71.1%, versus 74.3% in the fourth quarter of 2020. Gross margin decreased primarily due to increased equity-based compensation expense related to equity grant activity and the increase in grant date fair value and modification of equity awards in connection with the Company’s recent IPO. On an adjusted basis, the Company continues to maintain a strong stable gross margin. Non-GAAP gross profit for the fourth quarter of 2021 was $52.7 million, which equates to 75.5%, consistent with full year 2021 non-GAAP gross margin of 75.6%.
•
Income/(Loss) from Operations: Income from operations for the fourth quarter of 2021 was $0.7 million compared with loss from operations of $61.5 million in the fourth quarter of 2020. Loss from operations in the fourth quarter of 2020 included $49.0 million of recapitalization compensation expenses and $9.1 million of accrued sales tax liability.
•
Net Income/(Loss): Net income for the fourth quarter of 2021 was $0.1 million compared with net loss of $69.4 million in the fourth quarter of 2020. Non-GAAP net income for the fourth quarter of 2021 was $13.9 million compared with non-GAAP net loss of $1.1 million in the fourth quarter of 2020.
•
Net Income/(Loss) Per Share and Non-GAAP Net Income/(Loss) Per Share attributable to Clearwater Analytics Holdings, Inc.: Net income per basic and diluted share was $0.00 in the fourth quarter of 2021. Non-GAAP net income per diluted share was $0.06 in the fourth quarter of 2021.

•
Adjusted EBITDA: Adjusted EBITDA for the fourth quarter of 2021 was $20.1 million, compared with $6.7 million in the fourth quarter of 2020. Adjusted EBITDA margin for the fourth quarter of 2021 was 28.8% and includes a benefit of $2.0 million from the release of accrued sales tax liability. Excluding that impact, adjusted EBITDA margin would have been 25.9% in the fourth quarter of 2021.
•
Cash: Cash and cash equivalents were $254.6 million as of December 31, 2021.

Fourth Quarter and Full Year 2021 Key Metrics Summary

•
Annualized Recurring Revenue: As of December 31, 2021, annualized recurring revenue (“ARR”) reached $277.8 million, an increase of 26.3% from $219.9 million as of December 31, 2020.

ARR is calculated at the end of a period by dividing the recurring revenue in the last month of such period by the number of days in the month and multiplying by 365.

•
Gross Revenue Retention Rate: As of December 31, 2021, the gross revenue retention rate was 98%. The Company has reported a gross revenue retention rate of 98% for twelve consecutive quarters.

Gross revenue retention rate represents annual contract value (“ACV”) at the beginning of the 12-month period ended on the reporting date less client attrition over the prior 12-month period, divided by ACV at the beginning of the 12-month period, expressed as a percentage. ACV is comprised of annualized recurring revenue plus contracted-not-billed revenue, which represents the estimated annual contracted revenue for new and existing client opportunities prior to revenue recognition.

•
Net Revenue Retention Rate: As of December 31, 2021, the net revenue retention rate was 111%, which represents a 210 basis point improvement over 109% at December 31, 2020. The Company saw year-over-year increases in net retention in North America as well as internationally. Asset Management clients were a particular standout, showing notable increases throughout the year.

Net revenue retention rate is the percentage of recurring revenue from clients on the platform for 12 months and includes changes from the addition, removal, or value of assets on our platform, contractual changes that have an impact to annualized recurring revenues and lost revenue from client attrition.

•
Clients: As of December 31, 2021, the Company had 1,130 clients, and 59 clients that contributed at least $1 million in ARR, representing a 22.9% year-over-year increase.
•
Assets Under Management (AUM): As of December 31, 2021, the platform processes and reports on $5.9 trillion assets daily.

Recent Business Highlights

•
Significant client wins in North America included several large asset managers, insurers, and state, county, and city governments, including American Century Life Insurance, Carlisle Companies Inc, Circle, City and County of San Francisco, Highmark Health, Madison Re, Sprinklr, and many more.
•
Extensive product enhancements most notably include the release of Clearwater Prism’s external accounting book of record (ABOR) integration with a real estate property management solution and automated client data integration for historical performance which allows asset managers to maintain performance history. Other functionality released includes accounting and regulatory updates such as the release of Dutch GAAP, enriched asset class reporting, and upgraded user experience and reporting.
•
Successfully onboarded well over 100 new clients during 2021, including Chimera Investment Corporation, Gilead Foundation, Global Atlantic, Fastly, Inc., and many more.

First Quarter and Full-Year 2022 Guidance

	First Quarter 2022	Full Year 2022
Revenue	~$70 million	$302 million to $304 million
Year-over-Year Growth %	~23%	~20%
Adjusted EBITDA	$17 million to $18 million	$80 million to $82 million
Equity-based compensation		~$66 million
Depreciation and Amortization		~$5 million
Interest expense		~$2 million
Non-GAAP effective tax rate		29%
Diluted share count		~255 million

Certain components of the guidance given above are provided on a non-GAAP basis only without providing a reconciliation to guidance provided on a GAAP basis. Information is presented in this manner, consistent with Securities and Exchange Commission (the “SEC”) rules, because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.” The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations. The Company does not believe that this information is likely to be significant to an assessment of the Company’s ongoing operations.

Conference Call Details

Clearwater Analytics will hold a conference call and webcast on March 2, 2022, at 5:00 p.m. Eastern time to discuss fourth quarter and full year financial results for 2021, provide a general business update, and respond to analyst questions.

A live webcast of the call will also be available on the Company’s investor relations website. Please visit investors.clearwateranalytics.com at least fifteen minutes prior to the start of the event to register, download and install any necessary audio software.

If you are unable to participate live, a replay of the webcast will be available following the conference call on the Company’s investor relations website, along with the earnings press release, and related financial tables.

About Clearwater Analytics

Clearwater Analytics is a global industry-leading SaaS solution for automated investment data aggregation, reconciliation, accounting, compliance, risk, performance, and reporting. Each day, the Clearwater Analytics solution reports on more than $5.9 trillion in assets for clients that include leading insurers, asset managers, corporations, pension plans, governments, and nonprofit organizations – helping them make the most of their investment portfolio data with a world-class product and client-centric servicing. Investment professionals around the globe trust Clearwater Analytics to deliver timely, validated investment data and analytics.

###

Investor Contact:
J.R. Ritchie | +1 312-632-9779 | investors@clearwateranalytics.com

Media Contact:
Gail Marold | +1 919-229-9141 | press@clearwateranalytics.com

Use of non-GAAP Information

This press release contains certain non-GAAP measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, and non-GAAP diluted earnings per share.

The non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. However, the Company believes that this non-GAAP information is useful as an additional means for investors to evaluate its operating performance, when reviewed in conjunction with its GAAP financial statements. These measures should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP, and because these amounts are not determined in accordance with GAAP, they should not be used exclusively in evaluating the Company's business and operations. In addition, undue reliance should not be placed upon non-GAAP or operating information because this information is neither standardized across companies nor subjected to the same control activities and audit procedures that produce the Company's GAAP financial results.

The Company's non-GAAP statement of operations measures, including non-GAAP gross profit, non-GAAP gross margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net income, and non-GAAP diluted earnings per share, are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of its ongoing operations. These adjusted measures exclude the impact of share-based compensation and eliminate potential differences in results of operations between periods caused by factors such financing and capital structures, taxation positions or regimes, restructuring, impairment and other charges. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

Use of Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company's possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.

Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond Clearwater Analytics’ control, that may cause the Company's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties may cause actual results to differ materially from Clearwater Analytics’ current expectations and include, but are not limited to, the Company's ability to keep pace with rapid technological change and competitors in its industry, the Company's ability to manage growth, the Company's ability to attract and retain skilled employees, the possibility that the Company's solutions fail to perform properly, disruptions and failures in the Company's and third parties’ computer equipment, cloud-based services, electronic delivery systems, networks and telecommunications systems and infrastructure, the failure to protect the Company, its customers’ and/or its vendors’ confidential information and/or intellectual property, claims of infringement of others’ intellectual property, factors related to the Company's ownership structure and status as a “controlled company” as well as other risks and uncertainties detailed in Clearwater Analytics’ periodic public filings with the SEC, including but not limited to those discussed under "Risk Factors" in the Company's Registration Statement on Form S-1, declared effective on September 23, 2021, in the Annual Report on Form 10-K for the year ended December 31, 2021 that will be filed following this earnings release and in other periodic reports filed by Clearwater Analytics with the SEC. These filings are available at www.sec.gov and on Clearwater Analytics’ website.

Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release. and should not be relied upon as representing Clearwater Analytics’ expectations or beliefs as of any date subsequent to the time they are made. Clearwater Analytics does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of Clearwater Analytics.

###

Clearwater Analytics Holdings, Inc.

Consolidated Balance Sheets

(In thousands, except per share amounts, unaudited)

	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$254,597	$61,088
Accounts receivable, net	50,190	32,882
Prepaid expenses and other current assets	16,551	7,550
Total current assets	321,338	101,520
Property and equipment, net	10,738	8,849
Deferred contract costs, non-current	5,687	4,580
Debt issuance costs - line of credit	922	420
Other non-current assets	5,670	190
Total assets	$344,355	$115,559
Liabilities and Stockholders' Equity/ Members' Deficit
Current liabilities:
Accounts payable	$1,416	$1,340
Accrued expenses and other current liabilities	26,819	33,789
Notes payable, current portion	2,750	3,077
Total current liabilities	30,985	38,206
Notes payable, less current maturities and unamortized debt issuance costs	51,157	421,827
Other long-term liabilities	132	134
Total liabilities	82,274	460,167
Commitments and contingencies
Stockholders' Equity/ Members' Deficit
Members' deficit	—	(245,806)
Class A common stock, par value $0.001 per share; 1,500,000,000 shares authorized, 47,948,888 shares issued and outstanding	48	—
Class B common stock, par value $0.001 per share; 500,000,000 shares authorized, 11,151,110 shares issued and outstanding	11	—
Class C common stock, par value $0.001 per share; 500,000,000 shares authorized, 47,377,587 shares issued and outstanding	47	—
Class D common stock, par value $0.001 per share; 500,000,000 shares authorized, 130,083,755 shares issued and outstanding	130	—
Additional paid-in-capital	388,751	(98,860)
Accumulated other comprehensive income (loss)	(34)	58
Accumulated Deficit	(191,926)	—
Total stockholders' equity/ members' deficit attributable to Clearwater Analytics Holdings, Inc.	197,027	(344,608)
Noncontrolling interests	65,054	—
Total stockholders' equity/ members' deficit	262,081	(344,608)
Total liabilities and Stockholders' Equity/ Members' Deficit	$344,355	$115,559

Clearwater Analytics Holdings, Inc.

Consolidated Statements of Operations

(In thousands, except per share amounts, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue	$69,762	$54,758	$252,022	$203,222
Cost of revenue(2)	20,180	14,047	67,864	53,263
Gross profit	49,582	40,711	184,158	149,959
Operating expenses:
Research and development(2)	21,699	16,433	72,690	55,262
Sales and marketing(2)	12,914	8,982	39,065	22,243
General and administrative(2)	14,316	27,796	43,942	43,874
Recapitalization compensation expenses	—	48,998	—	48,998
Total operating expenses	48,929	102,209	155,697	170,377
Income (loss) from operations	653	(61,498)	28,461	(20,418)
Interest expense, net	421	7,430	25,682	22,854
Loss on debt extinguishment	—	—	10,303	—
Other (income) expense, net	147	(157)	83	56
Income (loss) before provision for income taxes	85	(68,771)	(7,607)	(43,328)
Provision for income tax expense (benefit)	(49)	593	487	902
Net income (loss)	134	(69,364)	(8,094)	(44,230)
Less: Net income (loss) attributable to noncontrolling interests	33	—	119	—
Net income (loss) attributable to Clearwater Analytics Holdings, Inc.	$101	$—	$(8,213)	$—

Net income (loss) per share attributable to Class A and Class D common stock(1):
Basic and diluted	$0.00	NMF	$(0.05)	NMF

Weighted average shares of Class A and Class D common stock outstanding:
Basic	177,695,551	NMF	177,680,507	NMF
Diluted	252,300,560	NMF	236,209,204	NMF

NMF - not meaningful

(1) Basic and diluted net loss per share of Class A and Class D common stock is applicable only for the period from September 24, 2021 to December 31, 2021, which is the period following our initial public offering and related transactions.

(2) Amounts include equity-based compensation as follows:
Cost of revenue	$2,614	$946	$4,786	$1,669
Operating expenses:
Research and development	4,497	2,342	10,409	4,208
Sales and marketing	3,278	2,967	7,059	3,911
General and administrative	7,068	11,645	14,441	14,814
Total equity-based compensation expense	$17,457	$17,900	$36,695	$24,602

Clearwater Analytics Holdings, Inc.

Consolidated Statements of Cash Flows

(In thousands, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
OPERATING ACTIVITIES
Net income (loss)	$134	$(69,364)	$(8,094)	$(44,230)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,289	668	3,493	2,271
Equity-based compensation	17,457	17,900	36,695	24,602
Amortization of deferred contract acquisition costs	981	774	3,385	2,340
Amortization of debt issuance costs, included in interest expense	71	562	1,545	2,506
Debt extinguishment costs	—	—	10,303	—
Deferred tax benefit	(648)	—	(648)	—
Changes in operating assets and liabilities:
Accounts receivable, net	(1,191)	(1,656)	(17,308)	(6,325)
Prepaid expenses and other assets	(4,446)	(611)	(13,163)	(767)
Accounts payable	167	463	361	67
Accrued expenses and other liabilities	2,345	9,920	2,779	9,746
Deferred commissions	(2,238)	(2,191)	(5,161)	(4,092)
Accrued sales tax liability	(2,301)	9,102	(8,550)	9,102
Deferred revenue	801	366	18	(5)
Accrued interest on debt	(4)	1,470	(2,297)	(1,776)
Other long-term liabilities	—	76	—	75
Net cash provided by (used in) operating activities	12,417	(32,521)	3,358	(6,486)
INVESTING ACTIVITIES
Purchases of property and equipment	(1,526)	(661)	(5,025)	(3,806)
Net cash used in investing activities	(1,526)	(661)	(5,025)	(3,806)
FINANCING ACTIVITIES
Contributions from selling unitholders	—	48,998	—	48,998
Proceeds from issuance of common unit options	—	—	1,560	—
Proceeds from exercise of options	2,571	—	2,830	424
Minimum tax withholding paid on behalf of employees for net unit settlement	—	—	(2,185)	—
Dividend distributed to unitholders	—	(163,258)	—	(163,258)
Distributions to unitholders for taxes	—	(9,926)	—	(9,926)
Repurchase of common units	—	—	(626)	(567)
Repayments of borrowings	(688)	(770)	(434,919)	(21,557)
Payments of costs associated with early repayment of debt	—	—	(2,029)	—
Proceeds from borrowings	—	202,688	55,000	202,688
Payment of debt issuance costs	—	(5,761)	(1,400)	(5,761)
Proceeds from initial public offering, net of underwriting discounts	—	—	582,188	—
Payment of costs associated with offering	(3,281)	—	(5,131)	—
Net cash provided by (used in) financing activities	(1,398)	71,971	195,288	51,041
Effect of exchange rate changes on cash and cash equivalents	10	156	(112)	85
Net increase in cash and cash equivalents during the period	9,503	38,945	193,509	40,834
Cash and cash equivalents, beginning of period	245,094	22,143	61,088	20,254
Cash and cash equivalents, end of period	$254,597	$61,088	$254,597	$61,088
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$266	$5,402	$26,113	$22,182
Cash paid for income taxes	$501	$247	$802	$429
NON-CASH INVESTING AND FINANCING ACTIVITES
Purchase of property and equipment included in accounts payable and accrued expense	$322	$489	$322	$489
Tax distributions included in accrued expenses	$169	$—	$169	$—
Tax liability related to organizational transaction included in accrued expenses	$793	$—	$793	$—

Clearwater Analytics Holdings, Inc.

Reconciliation of Net Income to Adjusted EBITDA

(In thousands, unaudited)

	Three Months Ended December 31,
	2021		2020
Net income (loss)	$134	0%	$(69,364)	(127%)
Adjustments:
Interest expense, net	421	1%	7,430	14%
Depreciation and amortization	1,289	2%	668	1%
Equity-based compensation	17,457	25%	17,900	33%
Recapitalization compensation expenses	—	—	48,998	89%
Other expenses(1)	763	1%	1,116	2%
Adjusted EBITDA	20,064	29%	6,748	12%
Revenue	$69,762	100%	$54,758	100%

	Year Ended December 31,
	2021		2020
Net loss	$(8,094)	(3%)	$(44,230)	(22%)
Adjustments:
Interest expense, net	25,682	10%	22,854	11%
Loss on debt extinguishment	10,303	4%	—	—
Depreciation and amortization	3,493	1%	2,271	1%
Equity-based compensation	36,695	15%	24,602	12%
Recapitalization compensation expenses	—	—	48,998	24%
Other expenses(1)	4,597	2%	2,555	1%
Adjusted EBITDA	72,676	29%	57,050	28%
Revenue	$252,022	100%	$203,222	100%

(1) Other expenses includes management fees to our investors, income taxes, foreign exchange gains and losses and other expenses that are not reflective of our core operating performance including the costs to set up our Up-C structure and Tax Receivable Agreement.

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Up-C structure expenses	$—	$—	$1,660	$—
Management fees and reimbursed expenses	665	680	2,367	1,597
Provision for income tax expense (benefit)	(49)	593	487	902
Miscellaneous	147	(157)	83	56
Total other expenses	$763	$1,116	$4,597	$2,555

Clearwater Analytics Holdings, Inc.

Reconciliation of Free Cash Flow

(In thousands, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net cash provided by (used in) operating activities	$12,417	$(32,521)	$3,358	$(6,486)
Less: Purchases of property and equipment	1,526	661	5,025	3,806
Free Cash Flow	$10,891	$(33,182)	$(1,667)	$(10,292)

Clearwater Analytics Holdings, Inc.

Reconciliation of Non-GAAP Information

(In thousands, except per share amounts, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue	$69,762	$54,758	$252,022	$203,222

Gross profit	$49,582	$40,711	$184,158	$149,959
Adjustments:
Equity-based compensation	2,614	946	4,786	1,669
Depreciation and amortization	473	296	1,701	1,070
Gross profit, non-GAAP	$52,669	$41,953	$190,645	$152,698
As a percentage of revenue, non-GAAP	75%	77%	76%	75%

Cost of Revenue	$20,180	$14,047	$67,864	$53,263
Adjustments:
Equity-based compensation	2,614	946	4,786	1,669
Depreciation and amortization	473	296	1,701	1,070
Cost of revenue, non-GAAP	$17,093	$12,805	$61,377	$50,524
As a percentage of revenue, non-GAAP	25%	23%	24%	25%

Research and development	$21,699	$16,433	$72,690	$55,262
Adjustments:
Equity-based compensation	4,497	2,342	10,409	4,208
Depreciation and amortization	693	190	1,337	761
Research and development, non-GAAP	$16,509	$13,901	$60,944	$50,293
As a percentage of revenue, non-GAAP	24%	25%	24%	25%

Sales and marketing	$12,914	$8,982	$39,065	$22,243
Adjustments:
Equity-based compensation	3,278	2,967	7,059	3,911
Depreciation and amortization	67	48	249	181
Sales and marketing, non-GAAP	$9,569	$5,967	$31,757	$18,151
As a percentage of revenue, non-GAAP	14%	11%	13%	9%

General and administrative	$14,316	$27,796	$43,942	$43,874
Adjustments:
Equity-based compensation	7,068	11,645	14,441	14,814
Depreciation and amortization	56	134	206	259
Management fees and reimbursed expenses	665	680	2,367	1,597
Up-C structure expenses	—	—	1,652	—
General and administrative, non-GAAP	$6,527	$15,337	$25,276	$27,204
As a percentage of revenue, non-GAAP	9%	28%	10%	13%

Income (loss) from operations	$653	$(61,498)	$28,461	$(20,418)
Adjustments:
Equity-based compensation	17,457	17,900	36,695	24,602
Depreciation and amortization	1,289	668	3,493	2,271
Management fees and reimbursed expenses	665	680	2,367	1,597
Up-C structure expenses	—	—	1,660	—
Recapitalization compensation expenses	—	48,998	—	48,998
Income (loss) from operations, non-GAAP	$20,064	$6,748	$72,676	$57,050
As a percentage of revenue, non-GAAP	29%	12%	29%	28%

Net income (loss)	$134	$(69,364)	$(8,094)	$(44,230)
Adjustments:
Equity-based compensation	17,457	17,900	36,695	24,602
Depreciation and amortization	1,289	668	3,493	2,271

Management fees and reimbursed expenses	665	680	2,367	1,597
Up-C structure expenses	—	—	1,660	—
Loss on extinguishment of debt	—	—	10,303	—
Recapitalization compensation expenses	—	48,998	—	48,998
Tax impacts of adjustments to net income (loss)(1)	(5,654)	—	(13,604)	—
Net income (loss), non-GAAP	$13,891	$(1,118)	$32,820	$33,238
As a percentage of revenue, non-GAAP	20%	(2%)	13%	16%

Net income (loss) per basic share(2) - basic, non-GAAP	$0.08	NMF	$0.18	NMF
Net income (loss) per basic share(2) - diluted, non-GAAP	$0.06	NMF	$0.13	NMF

Weighted-average common shares outstanding - basic	177,695,551	NMF	177,680,507	NMF
Weighted-average common shares outstanding - diluted	252,300,560	NMF	252,298,649	NMF

NMF - not meaningful

(1) The estimated non-GAAP effective tax rate was 29% for the three months ended December 31, 2021 and year ended December 31, 2021, respectively, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP basic and diluted net income per share.

(2) Basic and diluted net income (loss) per share of Class A and Class D common stock is applicable only for the period from September 24, 2021 to December 31, 2021, which is the period following the initial public offering and related transactions.